Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

Employment Agreement

On January 18, 2021, the Company entered into an amendment to the CEO's employment agreement dated April 17, 2020, effective as of January 1, 2021, pursuant to which the CEO's base salary was increased from $120,000 per year to $180,000 per year (see Note 11).

2020 Omnibus Equity Incentive Plan

On January 18, 2021, the board of directors of the Company approved the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan (the "Plan") to incentivize employees, officers, directors and consultants of the Company and its affiliates. The number of shares of common stock that are reserved and available for issuance under the Plan shall be equal to 8.5 million shares provided that with respect to exempt awards as defined in the Plan, shall not count against such share limit. The Plan provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of cash, stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units, stock appreciation units and other stock or cash-based awards. The Plan shall terminate on the tenth anniversary of the date of adoption by the Board of Directors. Subject to certain restrictions, the Board of Directors may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, rules or regulations. On March 10, 2021, the stockholders of the Company approved the Plan.

Patent License Agreement

On January 5, 2021, the Company entered into a Patent License Agreement (the "Agreement") by and among the Company and Silo Pharma, Inc., a Florida corporation (a wholly owned subsidiary of the Company) (collectively, the "Licensor") and AIkido Pharma Inc. ("AIkido") pursuant to which the Licensor granted AIkido an exclusive, worldwide (the "Territory"), sublicensable, royalty-bearing license to certain provisional patent applications owned by Licensor directed to the use of psilocybin in cancer treatment, and any patents issuing therefrom, including all continuations, continuations-in-part, divisions, extensions, substitutions, reissues, re-examinations, and any applications and all patents issuing from any applications and patents that claim domestic benefit or foreign priority to the provisional patent applications (the "Licensed Patents"). The license is for "Field of Use" of "treatment of cancer and symptoms caused by cancer, including but not limited to pain, nausea, neuroinflammation, brain and neural dysfunction, depression, seizures, confusion, dizziness, numbness/tingling, dysfunction of the senses and all other symptoms that are caused by cancer of any type."

In addition, pursuant to the Agreement, if the Licensor exercises the option granted to it pursuant to its Commercial Evaluation License and Option Agreement with UMB, effective as of July 15, 2020, the Licensor shall grant AIkido a non-exclusive sublicense to certain UMB patent rights in the field of neuroinflammatory diseases occurring in patients diagnosed with cancer. Pursuant to the Agreement, AIkido shall pay the Licensor, among other things, (i) a one-time non-refundable cash payment of $500,000 and (ii) royalty payments equal to 2% of Net Sales (as defined in the Agreement) in the Field of Use in the Territory. In addition, AIkido issued the Licensor 500 shares of its newly designated Series M Convertible Preferred Stock.

Under the Agreement, the Company is required to prepare file, prosecute, and maintain the licensed patents. Unless earlier terminated, the term of the license to the Licensed Patents will continue until the expiration or abandonment of all issued patents and filed patent applications within the Licensed Patents. The Company may terminate the Agreement upon 30 day written notice if AIkido fails to pay any amounts due and payable to the Company or if AIkido or any of its affiliates brings a patent challenge against the Company, assists others in bringing a legal or administrative challenge to the validity, scope, or enforceability of or opposes any of the Licensed Patents ("Patent Challenge") against the Company (except as required under a court order or subpoena). AIkido may terminate the Agreement at any time without cause, and without incurring any additional penalty, (i) by providing at least 30 days' prior written notice and paying the Company all amounts due to it through such termination effective date. Either party may terminate the Agreement for material breaches that have failed to be cured within 60 days after receiving written notice. The Company collected the non-refundable cash payment of $500,000 on January 5, 2021 which will be recorded in deferred revenues to be recognized as revenues over the term of the license.

With respect to a vote of AIkido's stockholders to approve a reverse split of its common stock no later than December 31, 2021 only ("Reverse Stock Split Vote"), each share of the Series M Convertible Preferred Stock shall be entitled to such number of votes equal to 20,000 shares of AIkido's common stock. In addition, each share of the Series M Convertible Preferred Stock shall be convertible, at any time after the earlier of (i) the date that the Reverse Stock Split Vote is approved by AIkido's stockholders and (ii) December 31, 2021, at the option of the holder, into such number of shares of AIkido's common stock determined by dividing the Stated Value by the Conversion Price. "Stated Value" means $1,000. "Conversion Price" means $0.80, subject to adjustment. The Company valued the 500 Series M Convertible Preferred stock which is equivalent into AIkido's 625,000 shares of common stock at a fair value of $0.85 per common share or $531,250 based quoted trading price of AIkido's common stock on the date of grant. The Company shall record equity investment of $531,250 and deferred revenue of $531,250 to be recognized as revenues over the term of the license.

The Agreement also grants AIkido a contingent right ("Contingent Right to License the UMB Patent Rights"), to negotiate with the Company, to obtain a nonexclusive sublicense in the field of cancer and treating cancer, including neuroinflammatory diseases occurring in any patient diagnosed with cancer (the "Field"), in the event the Company exercises its option to enter into a license with UMB, pursuant to a Commercial Evaluation License and Option Agreement between the Company and UMB.

The Contingent Right to License the UMB Patent Rights shall be to the full extent permitted by and on terms and conditions required by UMB for a term consistent with the term of patent and technology licenses that UMB normally grants. In the event that the Company exercises its option and executes a license with UMB to the UMB Patent Rights, within 40 days after the execution of such UMB License, for consideration to be agreed upon and paid by AIkido, which consideration shall in no event exceed 110% of any fee payable by the Company to UMB for the right to sublicense the UMB Patent Rights. The Company shall grant AIkido a nonexclusive sublicense in the United States to the UMB Patent Rights in the Field, subject to the terms of any UMB License Licensor obtains, including any royalty obligations on sublicensees required under any such sublicense. The option was exercised on January 13, 2021. Accordingly, on February 12, 2021, the Company entered into a binding letter of intent with AIkido pursuant to which the Company agreed to grant AIkido a worldwide, exclusive sublicense of the Company's licensed patents under the UMB License Agreement (see below).

Sponsored Study Agreement

On January 5, 2021, the Company entered into an investigator-sponsored study agreement (the "Sponsored Study Agreement") with the University of Maryland, Baltimore. The research project is a clinical study to examine a novel peptide-guided drug delivery approach for the treatment of multiple sclerosis ("MS"). More specifically, the study is designed to evaluate (1) whether MS-1-displaying liposomes can effectively deliver dexamethasone to the CNS and (2) whether MS-1-displaying liposomes are superior to plain liposomes, also known as free drug, in inhibiting the relapses and progression of experimental autoimmune encephalomyelitis (EAE). Pursuant to the Agreement, the research shall commence on March 1, 2021 and will continue until substantial completion, subject to renewal upon mutual written consent of the parties. The total cost under the Sponsored Study Agreement shall not exceed $81,474 which is payable in two equal installments of $40,737 upon execution of this agreement and $40,737 upon completion of this project with an estimated project timeline of nine months. The Company paid $40,737 on January 13, 2021.

Master License Agreement

On February 12, 2021 (the "Effective Date"), the Company entered into a master license agreement (the "UMB License Agreement") with UMB pursuant to which UMB granted the Company an exclusive, worldwide, sublicensable, royalty-bearing license to certain intellectual property (i) to make, have made, use, sell, offer to sell, and import certain licensed products and (ii) to use the invention titled, "Central nervous system-homing peptides in vivo and their use for the investigation and treatment of multiple sclerosis and other neuroinflammatory pathology" and UMB's confidential information to develop and perform certain licensed processes for the therapeutic treatment of neuroinflammatory disease.

Pursuant to the UMB License Agreement, the Company shall pay UMB (i) a license fee (ii) certain event-based milestone payments, (iii) royalty payments depending on net revenues, and (iv) a tiered percentage of sublicense income. The Company shall pay to UMB a license fee of $75,000, payable as follows: (a) $25,000 shall be due within 30 days following the Effective Date; and (b) $50,000 shall be due on or before the first anniversary of the Effective Date. The license fee is non-refundable, and is not creditable against any other fee, royalty, or payment. The Company shall be responsible for payment of all patent expenses in connection with preparing, filing, prosecution and maintenance of patents or patent applications relating to the patent rights. The Company paid the $25,000 license fee on February 17, 2021.

Additionally, the Company agreed to pay certain royalty payments as follows:

(i) 3% on sales of Licensed Products during the applicable calendar year for sales less than $50,000,000; and

(ii) 5% on sales of Licensed Products during the applicable calendar year for sales greater than $50,000,000; and

Furthermore, the Company agrees to pay UMB minimum royalty payments, as follows:

Payment	Year
$-	Prior to First Commercial Sale
$-	Year of First Commercial Sale
$25,000	First calendar year following the First Commercial Sale
$25,000	Second calendar year following the First Commercial Sale
$100,000	Third calendar year following the First Commercial Sale

Furthermore, the Company agrees to pay milestone payments, as follows:

Payment	Milestone
$50,000	Filing of an Investigational New Drug (or any foreign equivalent) for a Licensed Product
$100,000	Dosing of first patient in a Phase 1 Clinical Trial of a Licensed Product
$250,000	Dosing of first patient in a Phase 2 Clinical Trial of a Licensed Product
$500,000	Receipt of New Drug Application ("NDA") (or foreign equivalent) approval for a Licensed Product
$1,000,000	Achievement of First Commercial Sale of Licensed Product

The Company shall pay to UMB a percentage of all sublicense income which is receivable by Company or Company affiliates as follows: (a) 25% of sublicense income which is receivable with respect to any sublicense that is executed before the filing of an NDA (or foreign equivalent) for the first licensed product; and (b) 15% of sublicense income which is receivable with respect to any sublicense that is executed after the filing of an NDA (or foreign equivalent) for the first licensed product.

The UMB License Agreement will remain in effect until the later of: (a) the last patent covered under the UMB License Agreement expires, (b) the expiration of data protection, new chemical entity, orphan drug exclusivity, regulatory exclusivity, or other legally enforceable market exclusivity, if applicable, or (c) 10 years after the first commercial sale of a licensed product in that country, unless earlier terminated in accordance with the provisions of the UMB License Agreement. The term of the UMB License Agreement shall expire 15 years after the effective date in which (a) there were never any Patent Rights, (b) there was never any data protection, new chemical entity, orphan drug exclusivity, regulatory exclusivity, or other legally enforceable market exclusivity or (c) there was never a First commercial sale of a licensed product.

Binding Letter of Intent to Grant Sublicense

On February 12, 2021, the Company entered into a binding letter of intent (the "Letter of Intent") with AIkido Pharma, Inc. pursuant to which the Company agreed to grant AIkido a worldwide, exclusive sublicense of the Company's licensed patents under the UMB License Agreement for use in the therapeutic treatment of neuroinflammatory disease in cancer patients (the "AIkido Sublicense"). Pursuant to the Letter of Intent, AIkido shall pay the Company (i) a one-time license fee of $50,000 and (ii) the same royalty payments that the Company is subject to under the UMB License Agreement. The parties have agreed to use their best efforts to complete the Sublicense arrangement as soon as reasonably possible. The terms and conditions of the Sublicense are subject to compliance with the terms and conditions of the UMB License Agreement, including, but not limited to, the provisions regarding the granting of sublicenses set forth in the UMB License Agreement.

Certificate of Designation of Series C Convertible Preferred Stock

On January 9, 2021, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the "Certificate of Designations") with the Delaware Secretary of State, designating 4,280 shares of preferred stock as Series C Convertible Preferred Stock.

Designation. The Company has designated 4,280 shares of preferred stock as Series C Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock has a par value of $0.0001 per share and a stated value of $1,000 (the "Series C Stated Value").

Dividends. Holders of Series C Convertible Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-common-stock basis) in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of the common stock. No other dividends shall be paid on shares of Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of Series C Convertible Preferred Stock shall be entitled to receive the same amount that a holder of common stock would receive if the Series C Convertible Preferred Stock were fully converted (disregarding any conversion limitations) which amounts shall be paid pari passu with all holders of common stock.

Voting Rights. Except as otherwise provided in the Certificate of Designations or as otherwise required by law, the Series C Convertible Preferred Stock shall have no voting rights. However, as long as any shares of Series C Convertible Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Convertible Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Convertible Preferred Stock or alter or amend the Certificate of Designations, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series C Convertible Preferred Stock, (c) increase the number of authorized shares of Series C Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Conversion. Each share of Series C Convertible Preferred Stock is convertible, at any time and from time to time after the issuance date, at the option of the holder, into such number of shares of common stock determined by dividing the Series C Stated Value by the Series C Conversion Price. "Series C Conversion Price" means $0.30, subject to adjustment in the event of stock split, stock dividends, subsequent right offerings and similar recapitalization transactions.

Exercisability. A holder of Series C Convertible Preferred Stock may not convert any portion of the Series C Convertible Preferred Stock to the extent that the holder, together with its affiliates and any other person or entity acting as a group, would own more than 4.99% (or, upon election by a holder prior to issuance, 9.99%) of the outstanding shares of common stock after conversion, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

Series C Convertible Preferred Stock Financing

On February 9, 2021 (the "Effectiveness Date"), the Company entered into securities purchase agreements (collectively, the "Series C Purchase Agreements") with certain institutional and accredited investors for the sale of an aggregate of 4,276 shares of the Company's Series C Convertible Preferred Stock and warrants (the "February Warrants") to purchase up to 14,253,323 shares (the "February Warrant Shares") of the Company's common stock for gross proceeds of approximately $4,276,000, before deducting total placement agent and other offering expenses of $456,130 which are offset against the proceeds in additional paid in capital. The offering closed on February 12, 2021. Accordingly, the Company shall recognize total deemed dividend of $1,403,997 for the beneficial conversion feature in connection with the issuance of these Series C Convertible Preferred Stock.

The February Warrants are exercisable for a period of five years from the date of issuance at an exercise price of $0.30 per share. If, after a period of 180 days after the date of issuance of the February Warrants, a registration statement covering the resale of the February Warrant Shares is not effective, the holders may exercise the February Warrants by means of a cashless exercise.

The Series C Convertible Preferred Stock and the February Warrants each contain a beneficial ownership limitation that restricts each of the investor's ability to exercise the February Warrants and convert the Series C Convertible Preferred Stock such that the number of shares of the Company common stock held by each of them and their affiliates after such conversion or exercise does not exceed 4.99% (or, at the election of the Investor, 9.99%) of the Company's then issued and outstanding shares of common stock.

The Series C Purchase Agreement also provides that until the 18 month anniversary of the Effectiveness Date, in the event of a subsequent financing (except for certain exempt issuances as provided in the Series C Purchase Agreement) by the Company, each investor will have the right to participate in such subsequent financing up to an amount equal to the investor's proportionate share of the subsequent financing based on such investor's participation in this offering on the same terms, conditions and price provided for in the subsequent financing up to an amount equal to 50% of the subsequent financing. In addition, pursuant to the Series C Purchase Agreement, the Company has agreed that neither it nor its subsidiaries will enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents to file any registration statement other than as contemplated pursuant to the Registration Rights Agreement (as defined herein) for a period of 90 days from the Effectiveness Date. Furthermore, subject to certain exceptions, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents involving a Variable Rate Transaction (as defined in the Series C Purchase Agreement).

In connection with the offering, the Company entered into separate Registration Rights Agreements with the investors pursuant to which the Company agreed to undertake to file a registration statement (the "Registration Statement") to register the resale of the Registrable Securities (as defined therein) within ten calendar days following the Effectiveness Date. The Company shall use its best efforts to cause the Registration Statement covering the Registrable Securities to be declared effective no later than the 60th calendar day following the Effectiveness Date, or in the event of a full review by the Securities and Exchange Commission, the 90th calendar day following the Effectiveness Date, and to maintain the effectiveness of the Registration Statement until all of the Registrable Securities have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act of 1933, as amended. If the Company fails to file the Registration Statement or have it declared effective by the dates set forth above, amongst other things, the Company will be obligated to pay the investors damages in the amount of 1% of their subscription amount, per month, until such events are satisfied.

In addition, pursuant to the terms of the offering, the Company agreed to issue Bradley Woods & Co, Ltd. and Katalyst Securities LLC warrants (the "Placement Agent Warrants") to purchase up to an aggregate of 2,850,664 shares of common stock, or 10% of the shares of common stock issuable upon conversion of the Series C Preferred Stock and February Warrant Shares sold in the offering. The Placement Agent Warrants are exercisable for a period of five years from the closing date of the offering at an exercise price of $0.35 per share, subject to adjustment.

The net proceeds of the offering are expected to be used for working capital purposes and to further execute on the Company's existing business.

Note Receivable

On March 10, 2021, the Company collected $23,500 in connection with a note receivable (see Note 4).

Increase in Authorized Shares

On March 10, 2021, the Company filed an amendment to its Certificate of Incorporation with the Secretary of State of Delaware to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares.